UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2010

T Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	333-1111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Dallas Parkway, Suite 125, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On April 1, 2010, T Bank, N.A. (the “Bank”), the wholly owned subsidiary of T Bancshares, Inc. (the “Company”), mailed letters to its trust clients and bank clients regarding the information contained in the Company’s Form 12b-25 filed on April 1, 2010. Copies of the forms of letter that the Bank mailed to its trust clients and bank clients on April 1, 2010 are attached as Exhibits 99.1 and 99.2, respectively.

Item 9.01                      Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 99.1	Form of Letter to Bank trust client, dated April 1, 2010

Exhibit 99.2	Form of Letter to Bank client, dated April 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T Bancshares, Inc.

Date: April 2, 2010	By:	/s/ Patrick G. Adams
Patrick G. Adams
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Form of Letter to Bank trust client, dated April 1, 2010

99.2	Form of Letter to Bank client, dated April 1, 2010